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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

NORTH AMERICAN SCIENTIFIC, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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20200 Sunburst Street
Chatsworth, CA 91311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 6, 2001

To the Stockholders of North American Scientific, Inc.:

    The 2001 Annual Meeting of Stockholders of North American Scientific, Inc. (the "Company") will be held at 10:00 a.m. (local time) on April 6, 2001, at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California 91367 for the following purposes:

  1.
  To elect four directors to hold office until the 2002 Annual Meeting;

  2.
  To approve a proposal to amend the Amended and Restated 1996 Stock Option Plan to (i) increase the number of shares of Common Stock issuable under the Plan, (ii) provide for an annual increase in the number of shares of Common Stock reserved for issuance under the Plan, and (iii) establish automatic option grants to non-employee Directors of the Company;

  3.
  To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending October 31, 2001; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on February 16, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any continuation, adjournment or postponement thereof.

By Order of the Board of Directors,
L. Michael Cutrer President and Chief Executive Officer

Chatsworth, California
February 27, 2001

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING. IF YOU ATTEND THE MEETING AND VOTE BY BALLOT, YOUR PROXY WILL BE REVOKED AUTOMATICALLY AND ONLY YOUR VOTE AT THE MEETING WILL BE COUNTED.

20200 Sunburst Street
Chatsworth, CA 91311

2001 ANNUAL MEETING OF STOCKHOLDERS
APRIL 6, 2001

PROXY STATEMENT

    This Proxy Statement and the accompanying proxy card are furnished to stockholders of North American Scientific, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2001 Annual Meeting of Stockholders to be held at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California 91367 at 10:00 a.m. local time, on April 6, 2001 or at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the form of proxy included herewith and the Company's Annual Report to Stockholders for the fiscal year ended October 31, 2000 are being mailed to stockholders on or about March 1, 2001.

    Stockholders of record at the close of business on February 16, 2001 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 10,086,607 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date. Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the nominees named below as directors, FOR amending the Amended and Restated 1996 Stock Option Plan to increase the number of shares reserved for issuance and make other changes, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending October 31, 2001. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof by submitting a subsequent proxy or by attending the Meeting and voting in person.

    The information contained in this Proxy Statement relating to the occupations and securities holdings of the Board of Directors and officers of the Company and their transactions with the Company is based upon information received from each individual as of February 16, 2001.

    Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting, and the election inspectors, after reviewing the votes cast, will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares of Common Stock that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares of Common Stock to vote on a particular matter, those shares of Common Stock will not be considered as present and entitled to vote with respect to that matter.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

    The four nominees proposed by the Board of Directors are named below. All of the four nominees have served as Directors since the last annual meeting. All Directors are elected annually to serve until the next annual meeting. The nominees for election as Directors of the Company are as follows:

Irwin J. Gruverman, 67, has been Chairman of the Board of Directors and a Director of the Company since December 31, 1989. Since 1990, Mr. Gruverman has been General Partner in G&G Diagnostics Limited Partnership II, a venture capital limited partnership. Mr. Gruverman founded and has been the Chief Executive Officer and a director of MFIC Corporation, a company that manufactures process devices for pharmaceutical and other manufacturing uses, since 1982. Mr. Gruverman served as Executive Vice President of New England Nuclear, a radioactive materials business, during the later years of his tenure from 1961 to 1981. Mr. Gruverman also serves as a director of InVitro International, Inc. and DecisionLink, Inc.

L. Michael Cutrer, 45, has been the President and Chief Executive Officer and a Director of the Company since November 27, 1989. Prior thereto, Mr. Cutrer was a Manager of Isotope Products Laboratory, Inc., a radioisotope manufacturing company, where he was responsible for industrial product manufacturing, research and development.

Larry Berkin, 64, has been a Director of the Company since May 1996, and has been a certified public accountant with Berkin Accountancy Corp., a company he founded in 1968. His practice focuses primarily on management and taxation, including providing advice on operations, finances, investments, negotiations, real estate and taxes.

Dr. Allan M. Green, 56, has been a Director of the Company since May 1996 and President of Theseus Imaging Corporation since 1997. In October of 2000, Theseus Imaging Corporation became a wholly-owned subsidiary of the Company. See "Certain Transactions." From 1990 to the present, Dr. Green has been Vice President, Pharmaceutical/Biomedical Products for ML Strategies, Inc. ML Strategies, Inc. is the consulting affiliate of the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C., to which Dr. Green is of counsel. Dr. Green served as President of the Biotechnology Data Group in Cambridge, Massachusetts from 1986 to 1990 and as a consultant to many major pharmaceutical companies and investors in the pharmaceutical industry. Dr. Green served as Medical Director of New England Nuclear, a radioactive materials business, from 1975 to 1981. Dr. Green is the author of many scientific papers in biochemistry and drug development. Dr. Green is Chairman of ATP Inc., a consultant partnership including ML Strategies, Inc. and Medacorp, Inc., an affiliate of Leerink Swann and Company. Dr. Green is a director of Neurochem, Inc., Select Therapeutics, Inc., and Cell Science Therapeutics, Inc.

    The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

    Michael C. Lee, who has been a Director of the Company since May 1996, is not standing for reelection to the Board of Directors. Mr. Lee's term of office will expire effective on the date of the Meeting. The Board of Directors and management is currently in the process of seeking one or more additional outside Directors, and may appoint one or more new Directors subsequent to the Meeting in accordance with the Company's Bylaws. If so appointed, any such new Director will serve until the next annual meeting.

    The Board of Directors recommends that the stockholders vote FOR the election of each nominee listed above.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company held seven meetings during the fiscal year ended October 31, 2000, and the Board of Directors acted on one occasion by unanimous written consent. Each member of the Board of Directors attended at least 75% of Board of Directors and applicable committee meetings on which he served.

    The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. No standing committee of the Company has a function similar to the function of a "Nominating Committee."

    Audit Committee.  The Audit Committee has the principal functions of (i) reviewing the adequacy of the Company's internal system of accounting controls, (ii) meeting with the independent public accountants and management to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent accountants on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company, (iii) reviewing the quarterly financial statements of the Company, (iv) recommending to the Board of Directors the appointment of independent public accountants, (v) reviewing related party transactions, and (vi) considering other appropriate matters regarding the financial affairs of the Company. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A. The current members of the Audit Committee are Messrs. Berkin (Chairman), Lee and Gruverman, each of whom is "independent" as defined under Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. During the fiscal year ended October 31, 2000, the Audit Committee met on three occasions.

    Compensation Committee.  The Compensation Committee, comprised of Messrs. Gruverman (Chairman), Berkin and Lee, the three non-employee Directors, oversees the Company's executive compensation programs and policies and is responsible for determining grants of options to purchase Common Stock under the North American Scientific, Inc. Amended and Restated 1996 Stock Option Plan. During the fiscal year ended October 31, 2000, the Compensation Committee met on two occasions. Prior to October 10, 2000, Dr. Green served as Chairman of the Compensation Committee. He resigned from this position prior to the effectiveness of the Company's acquisition by merger of Theseus Imaging Corporation.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee is composed of Messrs. Berkin (Chairman), Lee and Gruverman, and operates under a written charter adopted by the Board of Directors. The Audit Committee's Charter is attached to this Proxy Statement as Appendix A. The Audit Committee recommends to the Board of Directors the selection of the Company's independent accountants.

    Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements for the fiscal year ended October 31, 2000 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

    Based on the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2000 filed with the Securities and Exchange Commission.

Audit Committee
Larry Berkin Irwin J. Gruverman Michael C. Lee

COMPENSATION OF DIRECTORS

    All Directors are elected annually to serve for a term of one year. Directors who are also employees of the Company or its subsidiaries receive no separate compensation for serving as Directors or as members of any committees of the Board of Directors. Each non-employee Director receives $1,250 for each meeting he attends in person, or $625 per meeting if he participates via telephone. Directors may be reimbursed for certain expenses incurred in connection with attending Board meetings. In addition, the Chairman of the Board of Directors receives compensation of $7,500 per month. Each non-employee Director receives a non-statutory option to purchase 15,000 shares of the Company's Common Stock upon election/re-election to the Board of Directors. During the fiscal year ending October 31, 2000, each of Messrs. Berkin, Green, Gruverman and Lee received a grant of non-statutory options to purchase 15,000 shares of Common Stock of the Company, at a price of $23.875 per share, with one third vesting each year over three years beginning on March 24, 2001.

PROPOSAL NO. 2—APPROVAL OF THE AMENDMENTS TO THE NORTH AMERICAN SCIENTIFIC, INC. 1996 AMENDED AND RESTATED STOCK OPTION PLAN

    On April 1, 1996, the Board of Directors adopted the original 1996 Stock Option Plan. The Amended and Restated 1996 Stock Option Plan as amended and restated through April, 1998 (the "Plan") provides selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company or to increase their interest. The Plan is administered primarily by the Compensation Committee of the Board of Directors. Under the terms of the Plan, 2,250,000 shares of Common Stock have been authorized for issuance.

    On February 7, 2001 the Board of Directors unanimously approved amendments to the Plan, certain of which are subject to stockholder approval at the Meeting. A copy of the Plan, as amended, is attached as Appendix B to this Proxy Statement. The amendments for which stockholder approval are sought provide for:

  •
  An increase in the fixed number of shares of Common Stock reserved for issuance under the Plan from 2,250,000 to 2,750,000.

  •
  An annual automatic increase in the number of shares of Common Stock reserved for issuance under the Plan, beginning in calendar year 2002 and ending in calendar year 2004, equal to 3.5% of the Company's issued and outstanding Common Stock on the last trading day of the immediately preceding calendar year.

  •
  The establishment of automatic option grants whereby (i) each newly elected or appointed non-employee Director will receive an automatic option grant for 25,000 shares of Common Stock upon his or her initial election or appointment to the Board of Directors, and (ii) each continuing non-employee Director who has served at least six months on the Board of Directors will receive an automatic option grant for 15,000 shares of Common Stock at each Annual Meeting of Stockholders at which he or she is re-elected to the Board of Directors, commencing on April 6, 2001.

    The proposed amendments to the Plan enable the Company to continue to provide stock based incentives for the foreseeable future. The Company anticipates needing additional shares of Common Stock for issuing options to additional employees resulting from the Theseus acquisition, attracting new employees and retaining existing employees. In addition, the Company believes the establishment of automatic stock option grants for non-employee Directors will allow the Company to both retain existing non-employee Directors and attract qualified individuals to serve on the Board of Directors in the future.

    The following is a summary of the principal features of the Plan, as most recently amended. The Company urges you to read the Plan itself (attached as Appendix B to this Proxy Statement) for a more complete understanding of the Plan.

    Structure:  The Plan provides for the grant of incentive stock options and non-statutory stock options. However, eligibility for the grant of incentive stock options is limited to common law employees. Options need not have identical terms with respect to each optionee. Options have such terms and are exercisable in such manner and at such times as the Compensation Committee may determine. Each option must expire within 10 years from the grant date. In no event may the exercise price for incentive stock options be less than 100% of the fair market value of the stock on the date of the grant. The exercise price of incentive stock options granted an employee who owns 10% or more of the total combined voting power of all classes of outstanding stock of the Company or any of its subsidiaries must equal at least 110% of the fair market value of the common stock on the date of grant and the term of such incentive stock option may not be greater than five years. Non-statutory options are granted at a price determined by the Compensation Committee in its discretion, which may be below fair market value.

    The Plan defines "fair market value" as the closing price of the Common Stock on the Nasdaq National Market (or such successor exchange or automated quotation system upon which the Common Stock becomes listed) on the date of the grant.

    No officer shall be granted options to purchase more than 300,000 shares of Common Stock in any calendar year. The aggregate fair market value of the Common Stock for which incentive options granted to any one eligible employee under the Plan may by their terms first become exercisable during any calendar year shall not exceed $100,000. The fair market value of the Common Stock subject to any such incentive option is determined as of the time that option is granted.

    The terms of each option are determined by the Compensation Committee. The purchase price to be paid for Common Stock issued upon the exercise of an option is determined by the Compensation Committee, and may consist of any combination of: (i) cash, cash equivalents or check, (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the exercise date, (iii) proceeds received through a sale and remittance procedure whereby concurrent with the exercise of the option the underlying shares of Common Stock are sold and the Company receives the option exercise price from the sale proceeds available on the settlement date, or (iv) by delivery of a promissory note payable to the Company, on such terms and in such form as approved by the Compensation Committee.

    The Plan shall remain in effect until March 31, 2006, or, if earlier, until terminated by the Board of Directors. Any amendment of the Plan shall be subject to the approval of the stockholders of the Company only to the extent required by the Plan, and applicable laws, regulations or rules. Rights and obligations under any option may not be materially altered or impaired without the optionee's consent.

    Purpose:  The purpose of the Plan is to promote the interests of the stockholders by encouraging key individuals to acquire stock or to increase their proprietary interest in the Company. By providing the opportunity to acquire stock or receive other incentives, the Company seeks to attract and retain those key employees upon whose judgment, initiative and leadership the success of the Company largely depends. The Board of Directors believes that the Plan constitutes an important means of compensating key employees, non-employee Directors and consultants.

    Outstanding Grants:  As of February 16, 2001, options to purchase an aggregate of 2,112,750 shares of Common Stock had been issued under the plan. Of all options granted, 620,366 had been exercised. Options to purchase an aggregate of 1,302,217 shares of Common Stock at a weighted average exercise price of $9.90 per share remained outstanding as of February 16, 2001. The closing price of the Common Stock on the Nasdaq National Market was $10.50 per share on that date.

    Currently, there are 2,250,000 shares of Common Stock reserved for issuance under the Plan. If the stockholders approve the proposal, an additional 500,000 shares of Common Stock will be reserved for issuance under the Plan, and additional shares will be reserved for issuance under the annual increase provision described below. Notwithstanding such increases, of all the shares of Common Stock available for issuance under the Plan, no more than 4,000,000 shares may be granted over the life of the Plan for stock options intended to qualify as incentive stock options.

    As of February 16, 2001, approximately 52 employees and 3 directors were eligible to participate in the Plan. No consultants or advisors were eligible to participate as of that date.

    Administration:  The Plan is administered by the Compensation Committee composed of directors who are non-employee directors under Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and outside Directors under Section 162(m) of the Internal Revenue Code. In the case of grants to persons who are not also insiders for purposes of Section 16 of the Exchange Act, the Plan may be administered by officers who are not Directors. The Board of Directors may fill vacancies from time to time or remove or add members to the Compensation Committee.

    The Compensation Committee selects those employees of the Company or its subsidiaries who will be eligible to receive awards under the Plan. The Plan provides that the Compensation Committee may grant to eligible individuals non-statutory stock options or incentive stock options. Each grant will be covered in a separate agreement with the person receiving the grant. This agreement will indicate the type and terms of the award.

    If stockholders approve the proposed increase in the number of shares of Common Stock available for option grants under the Plan, the Company expects to register the 500,000 additional shares of Common Stock (plus all additional shares of Common Stock made available under the automatic increase provision described below) under the Securities Act of 1933.

    Automatic Option Grants:  Under the Plan as amended, non-employee Directors will receive automatic option grants at specified intervals over their period of service on the Board of Directors. All such grants will be made in strict compliance with the express provisions of the Plan, and stockholder approval of this proposal will also constitute preapproval of each option granted on or after the date of the Meeting pursuant to the amended provisions of the Plan summarized below and the subsequent exercise of that option in accordance with such provisions.

    If the stockholders approve this proposal, then each individual who first becomes a non-employee Director at or after the Meeting, whether through election by the stockholders or appointment by the Board of Directors, will receive, at the time of such initial election or appointment, an initial automatic option grant for 25,000 shares of Common Stock, provided such individual was not previously in the

Company's employ. In addition, on the date of each Annual Meeting of Stockholders of the Company, beginning on April 6, 2001, each individual re-elected to serve as a non-employee Director automatically will be granted a stock option to purchase 15,000 shares of Common Stock, provided such individual has served as a non-employee Director for at least six (6) months. There will be no limit on the number of such 15,000 share option grants any one non-employee Director may receive over his or her period of service, and non-employee Directors who have previously served in the Company's employ are fully eligible for one or more 15,000-share option grants.

    Each option granted under the automatic option grant provisions of the Plan is subject to the following terms and conditions: (i) the exercise price per share of Common Stock will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date, (ii) the shares subject to each automatic option grant will vest in three (3) successive equal annual installments over the optionee's period of service on the Board of Directors, with the first such installment to vest upon the completion of one (1) year of Board of Directors service measured from the initial automatic grant date, and (iii) the option shall have a term of ten (10) years.

    Annual Increase to Shares Reserved for Issuance Under the Plan:  As amended, the Plan provides for an automatic annual increase in the number of shares of Common Stock reserved for issuance under the Plan. If the proposal is adopted by the stockholders, then commencing in calendar year 2002 and ending in calendar year 2004 the number of shares of Common Stock reserved for issuance under the Plan shall automatically be increased in each calendar year by an amount equal to three and one-half percent (3.5%) of the total number of shares of Common Stock issued and outstanding on the last trading day of the immediately preceding calendar year.

    Option Grants:  For each of the executive officers of the Company and the various indicated groups, the table below shows the number of shares of Common Stock subject to options granted under the Plan as of February 16, 2001.

Grantee	Number of Options Granted
L. Michael Cutrer
Chief Executive Officer and Director	476,000
Alan I. Edrick
Chief Financial Officer	243,000
Dr. Allan M. Green
President, Theseus Imaging Corporation and Director	190,000
All current directors who are not executive officers as a group	390,000
All employees, including current officers who are not executive officers, as a group	813,750

    Federal Income Tax Consequences:  Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

      Incentive Options.  No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

      Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

      If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

      Non-Statutory Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    Vote Required:  The affirmative vote of a majority of shares of Common Stock present or represented and entitled to vote on the matter at the Meeting will be required to approve the proposal.

    The Board of Directors unanimously recommends a vote FOR the proposal to amend the Amended and Restated 1996 Stock Option Plan to (i) increase the number of shares of Common Stock issuable under the Plan by 500,000 shares, (ii) provide for an annual increase in the number of shares of Common Stock reserved for issuance under the Plan, and (iii) establish automatic option grants to non-employee Directors of the Company.

PROPOSAL NO. 3—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors, upon recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending October 31, 2001 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1993. During fiscal year 2000, PricewaterhouseCoopers LLP served as the Company's independent accountants and provided certain tax and consulting services. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be available to respond to appropriate questions.

    Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ending October 31, 2000:

    Audit Fees:  Audit fees billed to the Company by PricewaterhouseCoopers LLP during the Company's fiscal year ended October 31, 2000 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $67,250.

    Financial Information Systems Design and Implementation Fees:  The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended October 31, 2000.

    All Other Fees:  Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended October 31, 2000 for all other non-audit services rendered to the Company, including tax related services totaled $153,003. The Audit Committee has considered the nature of the services underlying these fees and does not consider them to be incompatible with the auditors' independence.

    Vote Required.  Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants is not required by the Company's By-Laws or other applicable legal requirement. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board and the Company's Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

    The Board of Directors unanimously recommends that the stockholders vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 16, 2001 by (i) all those known by the Company to own more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's directors and nominees; (iii) each executive officer named in the Summary Compensation Table; and (iv) all Directors and executive officers of the Company as a group.

	Beneficial Ownership
Name and Address(1)	Number of Shares		Approximate Percent of Total
Irwin J. Gruverman	485,321	(2)	4.8%
L. Michael Cutrer	594,916	(3)	5.7
Alan I. Edrick	82,750	(4)	*
Dr. Allan M. Green	211,583	(5)	2.1
Larry Berkin	349,200	(6)	3.5
Michael C. Lee	205,950	(7)	2.0
All directors and executive officers as a group (6 persons)	1,929,720		18.2
SAFECO Corporation	1,230,100	(8)	12.2
SAFECO Plaza, Seattle WA 98185

*
Denotes less than 1%
(1)
This table is based upon information supplied by officers, directors, and principal stockholders of the Company and by Schedules 13D and 13G filed with the SEC. Except where indicated, the address of each five percent stockholder is c/o the Company, 20200 Sunburst Street, Chatsworth, CA 91311. Applicable percentages are based on 10,086,607 shares of Company Common Stock outstanding, adjusted as required.
(2)
Includes 36,000 shares held by G&G Diagnostics Limited Partnership, a Delaware limited partnership, of which the reporting person is the sole general partner and 25,000 shares subject to outstanding options which are immediately exercisable. Excludes 20,000 shares owned by the reporting person's spouse, as to which the reporting person disclaims beneficial ownership.
(3)
Includes 316,333 shares subject to outstanding options which are deemed exercisable. Also includes 53,583 shares owned by a trust over which the reporting person has shared voting and dispositive power with his spouse.
(4)
Consists of 82,750 shares subject to outstanding options which are deemed exercisable.
(5)
Includes 42,500 shares subject to outstanding options which are deemed exercisable.
(6)
Includes 262,200 shares in investment funds to which the reporting person is trustee. Includes 24,000 shares held by the reporting person for his minor sons. Also includes 17,500 shares subject to outstanding options which are deemed exercisable. Excludes 1,700 shares owned by reporting person's spouse, as to which reporting person disclaims beneficial ownership.
(7)
Includes 50,000 shares subject to outstanding options which are deemed exercisable.
(8)
Schedule 13G dated January 10, 2001 states that SAFECO Corporation is the parent holding company of SAFECO Asset Management Company; that SAFECO Asset Management Company is an investment adviser and the reported shares are owned beneficially by registered investment companies for which SAFECO Asset Management Company serves as investment adviser, including SAFECO Common Stock Trust which is beneficial owner of 820,900 shares; and that each of SAFECO Corporation and SAFECO Asset Management Company is an indirect beneficial owner of such shares based upon its shared voting and dispositive power over all 1,230,100 shares owned by such investment companies.

EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid to the Company's executive officers for the fiscal year ended October 31, 2000 and the two previous years.

SUMMARY COMPENSATION TABLE

	Annual Compensation						Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options/SARs	All Other Compensation(3)
L. Michael Cutrer Chief Executive Officer	2000 1999 1998	240,000 195,000 120,962		137,000 75,000 25,000	— 22,154 8,654	(1) (1)	171,000 125,000 30,000	13,145 2,118 1,562
Alan I. Edrick Chief Financial Officer	2000 1999 1998	150,000 122,500 47,500	(2)	75,000 30,000 —	— — —		112,000 71,000 60,000	12,838 2,324 —

(1)
Represents payment for Mr. Cutrer's accrued, but unused, vacation days.

(2)
Hired May 18, 1998.

(3)
Consists of the Company's contribution to such executive officer's 401(k) plan, Company paid life insurance premiums and profit sharing contributions made by the Company on behalf of such executive officers.

    The following table sets forth information on option grants in fiscal 2000 to each of the named executive officers.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options/ SARs Granted(1)		% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price Per Share ($)	Expiration Date	Grant Date Present Value(3)
L. Michael Cutrer	75,000		32.8%	16.75	5/26/09	138,750
	96,000	(2)		7.94	11/9/09	171,500
Alan I. Edrick	52,000		21.5%	16.75	5/26/09	90,360
	60,000	(2)		7.94	11/9/09	85,750

(1)
These options were granted at the fair market value on the date of grant determined pursuant to the Amended and Restated 1996 Stock Option Plan.

(2)
Represents a bonus for fiscal 1999 performance.

(3)
Calculated using the Black-Scholes option-pricing model with the following assumptions: volatility of 45%, risk-free interest rate of 6.0% and an expected life of 4 years. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the Black-Scholes model does not necessarily provide a reliable measure of the fair value of the Company's stock options.

    The following table sets forth certain information concerning the exercise of stock options during the fiscal year ended October 31, 2000 by the Company's executive officers and the fiscal year-end value of unexercised options as of October 31, 2000.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

			Number of Securities Underlying Unexercised Options at 10/31/00
					Value of Unexercised In-the-Money Options at 10/31/00(1)
	Shares Acquired on Exercise
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
L. Michael Cutrer	—	—	269,000	207,000	$5,929,321	$3,440,881
Alan I. Edrick	9,250	$264,526	86,084	147,666	1,863,564	2,513,296

(1)
Calculated upon the difference between the exercise price and the fair market value at fiscal year-end.

Employment Agreement

    On October 13, 2000, the Company entered into an employment agreement with Dr. Allan M. Green, providing for his employment as President of Theseus Imaging Corporation for a two-year term and for base compensation at a minimum rate of $200,000 per year, subject to annual reviews and increases in the sole discretion of the Board of Directors. The employment agreement can be terminated by the Company at any time with or without cause. The agreement also provides, among other things, for severance payments of up to one year's base compensation in certain circumstances and for a period of non-competition covering the remainder of employment term plus one year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee are Messrs. Gruverman, Lee and Berkin, the Company's non-employee directors, none of whom currently holds more than 5% of the Company's Common Stock.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview and Philosophy

    The Compensation Committee of the Board of Directors is composed entirely of outside directors. The Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In general, the compensation policies adopted by the Committee are designed (1) to attract and retain executives capable of leading the Company to meet its business objectives, and (2) to motivate the Company's executives to enhance long-term stockholder value.

    The Company's compensation program consists of salary and performance bonus and stock options, which are generally reviewed annually. The overall executive compensation philosophy is based upon the premise that compensation should be aligned with and support the Company's business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program which provides overall compensation competitive with that paid executives with comparable qualifications and experience. This is critical to attract and retain competent executives. The Committee develops its executive compensation program with reference to current comprehensive data available regarding enterprises in the medical devices and biotechnology markets. Actual compensation levels may be greater or less than the median levels depending upon annual and long-term performance by the Company and the particular individual.

Executive Officer Compensation

    The Company's executive officer compensation program is comprised of three primary components: base salary, annual incentive compensation in the form of cash bonuses, and long-term incentive compensation in the form of stock options.

    Base Salaries.  An executive officer's base salary is determined by evaluating the responsibilities of the position held and the competitive marketplace for executive talent. The base salary is intended to be competitive with base salaries paid to executive officers with comparable qualifications and responsibilities at other similarly situated companies.

    Bonuses.  The Company pays bonuses to its executive officers based primarily upon the Company's performance during the year, the performance of each executive officer and compensation survey information for executives employed within the Company's market segment. At the end of fiscal year 2000, the Committee certified that the Company's performance targets had been achieved and, accordingly, incentive bonuses could be paid. In determining the actual incentive bonus amount paid to each executive officer, the Committee considered several factors including, Company revenue and earnings growth, return on equity, and non-financial performance relating to overall Company improvements.

    Stock Options.  The general purpose of long-term awards, currently in the form of stock options, is to align the interests of the executive officers with the interests of the Company's stockholders. Additionally, long-term awards provide executive officers with an incentive to achieve superior performance over time and foster the retention of key management personnel. In determining stock option grants, the Committee bases its decision on each individual's performance and potential to improve stockholder value. The options may also utilize vesting periods to encourage option recipients to continue in the employ of the Company. The Company grants stock options to its executive officers and to a number of additional key employees.

Chief Executive Officer's Compensation

    L. Michael Cutrer's compensation is determined pursuant to the principles noted above. Specific consideration is given to Mr. Cutrer's responsibilities and experience in the industry and compensation packages awarded to chief executive officers of other comparable companies.

Tax Considerations

    Section 162(m) of the Internal Revenue Code generally limits the tax deductions a public corporation may take for compensation paid to its executive officers named in its summary compensation table to $1 million per executive per year. Performance based compensation tied to the attainment of specific goals is excluded from the limitation. Based on fiscal year 2000 compensation levels, no such limits on the deductibility of compensation applied to any officer of the Company.

Compensation Committee
Irwin J. Gruverman Michael C. Lee Larry Berkin

STOCK PERFORMANCE GRAPH

    The graph below shows the five-year cumulative total stockholder's return assuming the investment of $100 on October 31, 1995 (and the reinvestment of dividends thereafter) in each of the Company's Common Stock, the Nasdaq Composite index and the Nasdaq Medical Devices index.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation and the preceding Company Stock Performance Graph are not to be incorporated by reference into any such filings; nor are such Report or Graph to be incorporated by reference into any future filings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company to report to its stockholders those directors, officers and owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act, who fail to timely file reports of beneficial ownership and changes in beneficial ownership of Common Stock or other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended October 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

CERTAIN TRANSACTIONS

    On October 13, 2000, a wholly-owned subsidiary of the Company acquired Theseus Imaging Corporation, a Delaware corporation ("Theseus") through a statutory merger. As a result of this transaction, Theseus is a wholly-owned subsidiary of the Company. Theseus' shareholders and option holders received a total of 345,665 shares of, or options to purchase for nominal consideration, the Company's Common Stock in exchange for 100% of Theseus' outstanding common stock and options.

    Dr. Allan M. Green, a Director of the Company, was the chairman of the Board of Directors, president and a significant stockholder of Theseus. Irwin J. Gruverman, the Chairman of the Board of the Company, was a director and significant stockholder of Theseus. Dr. Green and Mr. Gruverman took no part in the deliberations of the Board of Directors with respect to the proposed Theseus transaction, which actions were approved by a unanimous vote of the disinterested members of the board. Dr. Green previously held approximately 38% of the outstanding common stock of Theseus, and received 132,583 shares of common stock pursuant to the terms of the merger. Mr. Gruverman previously held approximately 14% of the outstanding common stock of Theseus, and received 49,721 shares of common stock pursuant to the terms of the merger.

OTHER INFORMATION

    The Company's Annual Report for the fiscal year ended October 31, 2000 is being mailed to stockholders contemporaneously with this Proxy Statement.

Cost of Solicitation

    All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, the Company and its directors, officers and employees may also solicit proxies personally, by telephone or other appropriate means. No additional compensation will be paid to directors, officers or other employees for such services. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

Proposals of Security Holders

    Proposals of security holders intended to be presented at the 2002 Annual Meeting of Stockholders under SEC Rule 14a-8 must be made in accordance with the Company's By-Laws, and must be received by the Company for inclusion in the proxy relating to that meeting (expected to be mailed in February, 2002) no later than October 30, 2001.

    Notice of stockholder matters intended to be submitted at the 2002 Annual Meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company by January 14, 2002.

Other Matters

    The Board of Directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

    A copy of the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2000, as filed with the Securities and Exchange Commission, excluding exhibits, may be obtained by stockholders without charge by written request addressed to North American Scientific, Inc., Attn: Investor Relations, 20200 Sunburst Street, Chatsworth, California 91311.

By order of the Board of Directors

L. Michael Cutrer President

Dated: February 27, 2001

Appendix A

NORTH AMERICAN SCIENTIFIC, INC.

Audit Committee Charter

Mission Statement

    The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with the laws and regulations. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations, and risks.

Organization

    The audit committee shall be comprised of at least three non-employee directors. The committee shall meet at least twice per year. The chairperson will be appointed on an annual basis.

Roles and Responsibilities

Internal Control

•
Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that individuals possess an understanding of their roles and responsibilities;

•
Focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown;

•
Gain an understanding of whether internal control recommendations made by external auditors have been implemented by management; and

•
Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control and certain other matters.

Financial Reporting

General

•
Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and

•
Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

Annual Financial Statements

•
Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members and assess whether the financial statements reflect appropriate accounting principles;

•
Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures;

•
Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow moving inventory; loan losses; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies;

•
Meet with management and the external auditors to review the financial statements and results of the audit;

•
Consider management's handling of proposed audit adjustments identified by the external auditors; and

•
Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations.

Interim Financial Statements

•
Be briefed on how management develops and summarizes quarterly financial information, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis;

•
To gain insight into fairness of the interim statements and disclosures, obtain explanations from management on whether:

•
Actual financial results for the quarter or interim period varied significantly from budgeted or projected results;

•
Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company's operations and financing practices;

•
Generally accepted accounting principles have been consistently applied;

•
There are any actual or proposed changes in accounting or financial reporting practices;

•
There are any significant or unusual events or transactions;

•
The company's financial and operating controls are functioning effectively; and

•
The interim financial statements contain adequate and appropriate disclosures.

•
Ensure that the external auditors communicate certain required matters to the committee.

Compliance with Laws and Regulations

•
Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

•
Periodically obtain updates from management and counsel regarding compliance;

•
Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and

•
Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

External Audit

•
Review the external auditors' proposed audit scope and approach;

•
Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors; and

•
Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertions of their independence in accordance with professional standards.

Other Responsibilities

•
Meet with the external auditors, and management, in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately;

•
Ensure that significant findings and recommendations made by the external auditors are received and discussed privately;

•
Review, with the company's counsel, any legal matters that could have a significant impact on the company's financial statements;

•
If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;

•
Perform other oversight functions as requested by the full board; and

•
Review and update the charter; receive approval of changes from the board.

Reporting Responsibilities

•
Regularly update the board of directors about committee activities and make appropriate recommendations.

Appendix B

NORTH AMERICAN SCIENTIFIC, INC.

Amended and Restated
1996 Stock Option Plan
(As Amended through April 2001)

    1.  Purpose of the Plan.  This Stock Option Plan (the "Plan") is designed to enable North American Scientific, Inc. (the "Company") and its subsidiaries to attract, retain, and motivate its employees and employees of its subsidiaries, non-employee directors, consultants and other independent advisors of the Company and its subsidiaries, by providing for or increasing the proprietary interests of such individuals in the Company. Options granted under the Plan may be incentive stock options ("Incentive Options") or non-statutory stock options ("Non-Statutory Options"), as determined by the Committee referred to in Section 14 of the Plan at the time of grant of an option and subject to the applicable provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any option granted under the Plan shall be clearly identified as either an Incentive Option or a Non-Statutory Option.

    2.  Stock Subject to Plan.  The aggregate number of shares which may be issued under options hereunder is 2,750,000 shares of the Company's Common Stock; provided, that the number of shares of Common Stock available for issuance hereunder shall automatically increase on the first trading day of each calendar year, beginning with calendar year 2002 and continuing through calendar year 2004, by a number of shares (rounded to the nearest whole share) equal to three and one-half percent (3.50%) of the total number of shares of the Company's Common Stock outstanding on the last trading day in the immediately preceding calendar year; provided, further, that the aggregate number of shares of Common Stock available for issuance as Incentive Options under the Plan shall not exceed 4,000,000 shares. The aggregate number of shares available under this Section 2 is subject to further adjustments as hereinafter provided. The number of shares available hereunder at any point in time shall be reserved by the Company for options granted under the Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or treasury shares or partly each. Shares of stock subject to the unexercised portions of any options granted under the Plan which expire or terminate or are canceled may again be subject to options under the Plan.

    3.  Eligibility.  Incentive Options may be granted only to employees (including directors) regularly employed by the Company or a subsidiary of the Company. Non-Statutory Options may be granted to such employees and to non-employee directors, consultants and other independent advisors to the Company or a subsidiary of the Company. The Committee will designate, from among the eligible persons, those who will be granted options and will specify: (i) the number of shares of the Company's Common Stock each such person will be entitled to purchase pursuant to the option; and (ii) the nature of the option as an Incentive Option, a Non-Statutory Option or partly each type of option. The Committee may make such grants at any time and in any amounts that it, in its discretion, designates and may also determine the vesting schedule (if any) applicable to the option shares, subject to the other relevant limitations set out in the Plan.

    In any fiscal year of the Company, no person may receive stock options under this Plan for more than an aggregate of 300,000 shares of the Company's Common Stock.

    Non-employee directors of the Company eligible to participate in the automatic option grant program described in Section 8 of the Plan (the "Eligible Directors") shall be limited to (i) those individuals serving as non-employee members of the Board of Directors of the Company (the "Board") on the effective date of the Plan ("Plan Effective Date", which pursuant to Section 26 of the Plan was April 1, 1996), (ii) those individuals who first became non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Company's shareholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Shareholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Company (or any parent or subsidiary of the Company) shall not be eligible to receive an option grant under the automatic option grant program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the automatic option grant program while he or she continues to serve as a non-employee Board member.

    4.  $100,000 Incentive Option Exercise Limitation.  The aggregate fair market value of the stock for which Incentive Options granted to any one eligible employee under the Plan and under all incentive stock option plans of the Company, its parent(s) and any subsidiaries, may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining fair market value of the stock subject to any option as of the time that option is granted. If the date on which one or more Incentive Options could be first exercised would be accelerated pursuant to any other provision of the Plan or any stock option agreement referred to in Section 11, or an amendment thereto, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then notwithstanding any such other provision the exercise date of such Incentive Options shall be accelerated only to the extent, if any, that is permitted under Section 422 of the Code and the exercise date of the Incentive Options with the lowest option prices shall be accelerated first. Any exercise date that cannot be accelerated without violating the $100,000 restriction of this Section shall nevertheless be accelerated, and the portion of the option becoming exercisable thereby shall be treated as a Non-Statutory Option.

    5.  Option Price.  The purchase price at which each stock option may be exercised (the "Option Price") shall be such price as the Board, in its discretion, shall determine, and, in the case of Incentive Options, shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the Incentive Option on the date of grant, except that in the case of an Incentive Option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary (a "Ten Percent Employee"), the Option Price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 5, the fair market value of the Common Stock shall be determined as provided in Section 12. For purposes of this Section 5, an individual (a) shall be considered as owning not only shares of the Common Stock owned individually but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual, and (b) shall be considered as owning proportionately any shares owned, directly or indirectly by or for any corporation, partnership, estate or trust in which such individual shall be a shareholder, partner or beneficiary.

    6.  Exercise of Option.  The option agreement may provide for partial exercise in installments. Exercisable options may be exercisable in full or in part. The period of time in which an option may be exercised shall be the period designated in the option. In the case of an Incentive Option such period shall not exceed ten (10) years from the date the option is granted and with respect to a Ten Percent Employee, such period of time shall not exceed five (5) years from the date the Incentive Option is granted. No Non-Statutory Option shall be exercisable after the expiration of ten years from the date of grant. An option to the extent exercisable at any time may be exercised in whole or in part.

    7.  Payment of Option Price.  The consideration to be paid for the shares to be issued upon exercise of an option, including the permissible method(s) of payment, shall be determined by the Committee and may consist of any combination of the following:

      (a) cash, cash equivalents or check made payable to the Company,

      (b) shares of the Company's Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the exercise date,

      (c) through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instructions to (a) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale, or

      (d) delivery of a promissory note payable to the Company, on such terms and in such form as approved by the Committee.

In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    8.  Grants to Non-Employee Directors.  Each individual who is first elected or appointed as a non-employee Board member on or after April 6, 2001, shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 25,000 shares of Common Stock, provided that individual has not previously been in the employ of the Company or any parent or subsidiary of the Company.

    On the date of each Annual Shareholders Meeting, beginning on April 6, 2001, each individual who is re-elected to serve as an Eligible Director shall automatically be granted a Non-Statutory Option to purchase 15,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 15,000-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Company (or any parent or subsidiary of the Company) shall be eligible to receive one or more such annual option grants over their period of continued Board service.

    The Option Price for options granted under this Section 8 shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock covered by the option on the date of grant, as provided in Section 12. Each option granted pursuant to this Section 8 shall have a term of ten (10) years, and shall vest as to one-third of the shares thereunder on each of the first three anniversaries of the date of grant.

    9.  Nontransferability.  Any option granted under the Plan shall by its terms be nontransferable by the optionee other than by will or the laws of descent and distribution and is exercisable during the optionee's lifetime only by the optionee or by the optionee's guardian or legal representative.

    10.  Termination of Option.  Except as otherwise provided by the Committee in the written stock option agreement referred to in Section 11, or in the following subsections, options can be exercised at any time within the period specified in the option agreement, if the optionee is still employed by the Company or a subsidiary at the time of exercise.

      (a) In the case of Incentive Options:

        (i)  If the employment with the Company or a subsidiary of an optionee who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Optionee") is terminated without cause or the optionee, quits or retires under any retirement plan of the Company or a subsidiary, any then outstanding and exercisable stock option held by such an optionee shall be exercisable, in accordance with the provisions of the stock option agreement referred to in Section 11, by such optionee at any time prior to the expiration date of such stock option or within three (3) months after the date of termination of employment, whichever is the shorter period.

        (ii) If the employment of an optionee who is a Disabled Optionee is terminated without cause (as defined below), any then outstanding and exercisable stock option held by such an optionee shall be exercisable, in accordance with the provisions of the stock option agreement referred to in Section 11, by such an optionee at any time prior to the expiration date of such stock option or within one year after the date of such termination of employment, whichever is the shorter period.

        (iii) Following the death of an optionee during employment, any outstanding and exercisable stock option held by such an optionee at the time of death shall be exercisable, in accordance with the provisions of the stock option agreement referred to in Section 11, by the person or persons entitled to do so under the will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

        (iv) If the employment with the Company or a subsidiary of an optionee is terminated for cause all outstanding stock options held by the optionee at the time of such termination shall automatically terminate unless the Board notifies the optionee that such options will not terminate. A termination "for cause" shall be defined under each written option agreement issued pursuant to Section 11.

      (b) With respect to Non-Statutory Options:

        (i)  The Committee may specify in the option agreement what restrictions will apply in the event of termination of employment or service. For all options issued under the Plan, if the Company terminates the employment or service of an optionee for cause, all outstanding stock options held by the optionee at the time of such termination shall automatically terminate unless the Board notifies the optionee that such options will not terminate. A termination "for cause" shall be defined under each written option agreement issued pursuant to Section 11.

      (c) Whether termination of employment or other service is a termination "for cause" and whether an optionee is disabled within the meaning of Section 422(c)(6) of the Code shall be determined in each case by the Committee (or, in the case of optionees who are non-employee Board members, the full Board), in its discretion, and any such determination shall be final and binding on all persons.

    11.  Written Option Agreement.  All options granted pursuant to the Plan shall be evidenced by written option agreements. Such option agreements shall comply with and be subject to all of the terms, conditions, and limitations set forth in this Plan and such further provisions, not inconsistent with this Plan, as the Committee (or, in the case of optionees who are non-employee Board members, the full Board) shall deem appropriate.

    12.  Determination of Fair Market Value.  Fair market value of the Common Stock shall be the closing price of the Common Stock on the Nasdaq National Market (or such successor exchange or automated quotation system upon which the Common Stock becomes listed) on the date of the grant.

    13.  Adjustments.  If the outstanding shares of stock of the class then subject to the Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalization, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities and/or the Option Price for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. The Board shall make such adjustments as it may deem fair, just and equitable to prevent substantial dilution or enlargement of the rights granted to or available for optionees. No adjustment provided for in this Section 13 shall require the Company to issue or sell a fraction of a share or other security.

    If any such adjustment provided for in this Section 13 requires the approval of stockholders in order to enable the Company to grant Incentive Options, then no such adjustment shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of Incentive Options, if the effect of any such adjustment would be to cause the stock option to fail to continue to qualify as an Incentive Option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Board may elect that such adjustment not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Board, in its sole discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Option.

    14.  Administration.  The Plan shall be administered by a committee appointed by the Board (the "Committee") which shall be comprised of not less than two members who are "Non-Employee Directors" as defined in Rule 16b-3(b)(3)(i), promulgated under the Securities Exchange Act of 1934, as amended, and who shall each also qualify as an "outside director" for purposes of Section 162(m) of the Code. Any vacancy on the Committee shall be filled by appointment by the Board.

    The Committee may interpret the Plan, prescribe, amend and rescind any rules or regulations necessary or appropriate for the administration of the Plan, and make all determinations, in its discretion, as to which eligible employees will receive options, the number of shares subject to the options and the exercise price. The Committee may make such other determination and take such other action it deems necessary or advisable. Without limiting the generality of the foregoing, the Committee may, in its discretion, treat all or any portion of any period during which a participant is on military or other approved leave of absence from the Company or a subsidiary as a period of employment of such participant by the Company or such subsidiary, as the case may be, for purposes of accrual of rights under the optionee's awards; provided, however, that no Incentive Option may be awarded to an employee while he or she is on leave of absence. No member of the Committee or of the Board shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

    Notwithstanding anything contained herein to the contrary, administration of the automatic option grant program to non-employee directors shall be self-executing in accordance with the terms specified in Section 8, and neither the Committee nor the Board shall exercise any discretionary functions with respect to any option grants made under that program, except as provided in Sections 10, 11 and 13 of the Plan. Determinations by the Committee and the Board are final and binding on all persons.

    15.  Limitations Respecting Incentive Options.  It is the intent of the Company to conform strictly to the requirements of Section 422 of the Code with regard to Incentive Options granted pursuant to the Plan. Therefore, notwithstanding any other provision of the Plan, nothing herein with regard to Incentive Options shall contravene any requirement set forth in Section 422 of the Code and if inconsistent provisions are otherwise found herein, they shall be deemed void and unenforceable or automatically amended to conform, as the case may be.

    16.  Rights as a Stockholder.  An optionee, or such person's executor, administrator or legatee if the optionee is deceased, shall have no rights as a stockholder with respect to any stock covered by the option until the date of issuance of the stock certificate for such stock after receipt of the consideration in full set forth in the option agreement or as may be approved by the Board. Except as provided in Section 13 hereof, no adjustments shall be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, for distributions in which the record date is prior to the date for which the stock certificate is issued.

    17.  Modification, Extension and Renewal.  Subject to the conditions of, and within the limitations prescribed in, Section 15, hereof, the Board may modify, extend or renew options which are outstanding as granted under the Plan if otherwise consistent herewith. Notwithstanding the foregoing, no modification shall, without the prior written consent of the optionee, alter, impair or waive any rights or obligations of any option theretofore granted under the Plan.

    18.  Investment Purposes, Etc.  Prior to the issuance or delivery of any shares of the Common Stock under the Plan, the person exercising the stock option may be required to (a) represent and warrant that the shares of the Common Stock to be acquired upon exercise of the stock option are being acquired for investment for the account of such person and not with a view to resale or other distribution thereof, (b) represent and warrant that such person will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any such shares unless the transfer, sale, assignment, pledge, hypothecation or other disposition of the shares is pursuant to effective registrations under the Securities Act of 1933 as amended (the "Act") and applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations, and (c) execute such further documents as may be reasonably required by the Board or the Committee upon exercise of the option or any part thereof, including but not limited to stock transfer restrictions. The certificate or certificates representing the shares of the Common Stock to be issued or delivered upon exercise of a stock option may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein or any option granted hereunder shall require the Company or any subsidiary to issue any stock upon exercise of any option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the Act, the California securities laws, or any other applicable rule or regulation then in effect.

    19.  No Right to Continued Service.  The Plan, and any option granted under the Plan, shall not confer upon any optionee any right with respect to continued employment by or service with the Company or any subsidiary, nor shall they alter, modify, limit or interfere with any right or privilege of the Company or any subsidiary under any employment or service contract heretofore or hereafter executed with any optionee, including the right to terminate any optionee's employment, directorship, consultancy, or other service, at any time for or without cause.

    20.  Notice of Disqualifying Dispositions.  The Committee will notify each Optionee who holds an Incentive Option that the Optionee will lose the tax benefits of Section 421 of the Code if he or she disposes of stock acquired by the exercise of an Incentive Option, other than by will or the laws of descent and distribution, within two (2) years after the date of grant or within one (1) year after exercise.

    21.  Compliance with Other Laws and Regulations.  The Plan, the options granted hereunder and the obligation of the Company to sell and deliver stock under such options, shall be subject to all applicable federal and state laws, rules, regulations and to such approvals by any government or regulatory authority or investigative agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of stock prior to (a) the listing of any such stock to be acquired pursuant to the exercise of any option on any stock exchange on which the stock may then be listed, and (b) the compliance with any registration requirements or qualification of such shares under any federal or state securities laws, or obtaining any ruling or waiver from any government body which the Company or it subsidiaries shall, in their sole discretion, determine to be necessary or advisable, or which, in the opinion of counsel to the Company or its subsidiaries, is otherwise required.

    22.  Corporate Reorganizations.  Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than fifty percent (50%) of the voting power of the stock of the Company then outstanding by another corporation or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this Section 22, not yet be exercisable.

    23.  Withholding.  If, upon exercise of any Non-Statutory Option (or any Incentive Option which is treated as a Non-Statutory Option because it fails to meet the requirements set forth herein for Incentive Options), the optionee fails to tender payment to the Company for any applicable income or employment tax withholding, the Board shall withhold from the optionee sufficient shares or fractional shares having a fair market value (determined under Section 12) equal to any amount which the Company is required to withhold under the Code.

    24.  Amendment and Termination.  The Board shall have complete and exclusive power and authority to terminate, suspend, amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options at the time outstanding under the Plan unless the optionee consents to such amendment or modification. In addition, certain amendments may require shareholder approval in accordance with applicable laws and regulations.

    25.  Use of Proceeds.  Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

    26.  Plan Date and Duration.  The Plan became effective on the date of its adoption by the Board of the Company, which was April 1, 1996. Options may not be granted under this Plan more than ten years after the Plan Effective Date.

    27.  Governing Law.  All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the state of Delaware except to the extent that Delaware laws are preempted by any federal statute, regulation, judgement or court order, including but not limited to, the Code.

NORTH AMERICAN SCIENTIFIC, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints L. Michael Cutrer and Irwin J. Gruverman, and each of them individually, each with full power of substitution, as attorney, agent and proxy to represent the undersigned at the 2001 Annual Meeting of Stockholders of North American Scientific, Inc. (the "Company") to be held at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California at 10:00 a.m. local time, on Friday, April 6, 2001, or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Annual Meeting in the manner set forth below. The Board of Directors unanimously recommends your vote FOR all matters set forth below.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (unless name of nominee is crossed out) / /	WITHHOLD AUTHORITY / /
Irwin J. Gruverman L. Michael Cutrer Larry Berkin Dr. Allan M. Green
2.	APPROVAL of the amendments to the North American Scientific, Inc. Amended and Restated 1996 Stock Option Plan to (i) increase the number of shares of Common Stock issuable under the Plan by 500,000 shares of Common Stock, (ii) provide for an annual increase in the number of shares of Common Stock reserved for issuance under the Plan, and (iii) establish automatic option grants to non-employee Directors of the Company.
	FOR / /	AGAINST / /	ABSTAIN / /
3.	RATIFICATION of the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2001.
	FOR / /	AGAINST / /	ABSTAIN / /
4.	IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

(continued and to be signed on reverse side)

(continued from other side)

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN PROPOSAL (1) AND FOR PROPOSALS (2) AND (3) AS DESCRIBED HEREIN, AND WILL CONFER THE AUTHORITY SET FORTH IN PARAGRAPH 4.

   Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated February 27, 2001, as well as a copy of the Company's Annual Report for the fiscal year ended October 31, 2000.

Dated:	, 2001.

(Signature of stockholder)
Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give title. Each joint owner is requested to sign. If a corporation, partnership or other entity, please sign by an authorized officer or partner.

Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return this proxy in the envelope provided.

QuickLinks

PROPOSAL NO. 1—ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
COMPENSATION OF DIRECTORS
PROPOSAL NO. 2—APPROVAL OF THE AMENDMENTS TO THE NORTH AMERICAN SCIENTIFIC, INC. 1996 AMENDED AND RESTATED STOCK OPTION PLAN
PROPOSAL NO. 3—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS
OTHER INFORMATION
Appendix A NORTH AMERICAN SCIENTIFIC, INC. Audit Committee Charter
Mission Statement
Organization
Roles and Responsibilities
Appendix B NORTH AMERICAN SCIENTIFIC, INC. Amended and Restated 1996 Stock Option Plan (As Amended through April 2001)
NORTH AMERICAN SCIENTIFIC, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS